UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2024

Dorman Products, Inc.
(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 997-1800

                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DORM	The Nasdaq Stock Market LLC

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2024 Annual Meeting of Shareholders (“Annual Meeting”) of Dorman Products, Inc. (the “Company”) was held on May 17, 2024. During the Annual Meeting, shareholders were asked to consider and vote upon three proposals: (1) to elect eight directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and (3) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
On the record date of March 26, 2024, there were 31,025,957 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:
1.The following nominees were each elected to serve as director for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes in Favor	Votes Against	Abstain	Broker Non-Votes
Steven L. Berman	27,713,590	288,606	11,399	723,416
Kevin M. Olsen	27,759,407	240,202	13,986	723,416
Lisa M. Bachmann	26,366,536	1,633,195	13,864	723,416
John J. Gavin	26,141,461	1,858,138	13,996	723,416
Richard T. Riley	26,128,772	1,870,674	14,149	723,416
Kelly A. Romano	26,368,373	1,631,357	13,865	723,416
G. Michael Stakias	24,226,943	3,772,493	14,159	723,416
J. Darrell Thomas	26,323,197	1,676,393	14,005	723,416
2.The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Votes Abstained	Broker Non-Votes
26,539,310	1,452,696	21,589	723,416
3.The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified based upon the following votes:

Votes in Favor	Votes Against	Votes Abstained
27,083,068	1,639,861	14,082

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date:	May 20, 2024	By:	/s/ Joseph P. Braun
			Name:	Joseph P. Braun
			Title:	Senior Vice President, General Counsel and Secretary